COMPUTERSHARE TRUST COMPANY, INC.
WARRANT AGREEMENT
Georgia International Mining Corporation, a Nevada corporation (the "Company"), and Computershare Trust Company, Inc. ("Computershare"), 350 Indiana Street, Suite 800, Golden, CO, 80401, a Colorado limited purpose trust company ("Warrant Agent"), agree as follows:
1.	Warrants.  Each Warrant will entitle the registered holder of a
Warrant ("Warrant Holder") to purchase from the Company One share of Company common stock, $0.001 par value (each a "Share") at
$0.12 per Share ("Exercise Price").  A Warrant Holder may exercise all or any number of Warrants resulting in the purchase of a whole number of Shares.
2.	Exercise Period.  The Warrant may be exercised at any time after the common shares been purchased and paid in full, and will expire in 5 five years ("Expiration Date") from the date the common shares were issued except as changed by Section 10 of this
Agreement.  After the Expiration Date, any unexercised Warrants will be void and all rights of Warrant Holders shall cease.
3.	Certificates.  The Warrant certificates (the "Warrant
Certificate") shall be in registered form only and shall be
substantially in the form set forth in Exhibit A attached to this
Agreement.  Warrant Certificates shall be signed by, or shall bear the facsimile signature of, the President or a Vice President of the Company and the Secretary or an Assistant Secretary of the
Company and shall bear a facsimile of the Company's corporate seal.  If any person, whose facsimile signature has been placed upon any Warrant Certificate or the signature of an officer of the
Company, shall have ceased to be such officer before such Warrant
Certificate is countersigned, issued an delivered, such Warrant
Certificate shall be countersigned, issued and delivered with the same effect as if such person had not ceased to be such officer.
Any Warrant Certificate may be signed by, or made to bear the facsimile signature of, any person who at the actual date of the preparation of such Warrant Certificate shall be a proper officer of the Company to sign such Warrant Certificate even though such person was not such an officer upon the date of the Agreement.
4.	Countersigning.  Warrant Certificates shall be manually
countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned.  The Warrant Agent hereby is authorized to countersign and deliver to, or in accordance with the instructions of, any Warrant Holder any Warrant Certificate, which is properly issued.
5.	Registration of Transfer and Exchanges. The Warrant Agent shall from time to time register the transfer of any outstanding Warrant
Certificate upon records maintained by the Warrant Agent for such purpose upon surrender of such Warrant Certificate to the Warrant
Agent for transfer, accompanied by appropriate instruments of transfer in form satisfactory to the Company and the Warrant Agent and duly executed by the Warrant Holder or a duly authorized attorney.  Upon any such registration of transfer, a new Warrant
Certificate shall be issued in the name of and to the transferee and the surrendered Warrant Certificate shall be cancelled.
6.	Exercise of Warrants.
(a)	Any one Warrant or any multiple of one Warrant evidenced by
any Warrant Certificate may be exercised upon any single
occasion on or after the exercise date, and on or before the
Expiration Date.  A Warrant shall be exercised by the
Warrant Holder by surrendering to the Warrant Agent the
Warrant Certificate evidencing such Warrant with the
exercise form on the reverse of such Warrant Certificate
duly completed and executed and delivering to the Warrant
Agent, by good check or bank draft payable to the order of
the Company, the Exercise Price for each Share to be
purchased.
(b)	Upon receipt of a Warrant Certificate with the exercise form thereon duly executed together with payment in full of the
Exercise Price for the Shares for which Warrants are then
being exercised, the Warrant Agent shall requisition from
any transfer agent for the Shares, and upon receipt shall
make delivery of, certificates evidencing the total number
of whole Shares for which Warrants are then being exercised
in such names and denominations as are required for delivery to, or in accordance with the instructions of, the Warrant
Holder.  Such certificates for the Shares shall be deemed to be issued, and the person whom such Shares are issued of
record shall be deemed to have become a holder of record of
such Shares, as of the date of the surrender of such Warrant
Certificate and payment of the Exercise Price, whichever
shall last occur, provided that if the transfer books of the
Company with respect to the Shares, shall be closed. The
certificates for the Warrant Shares shall be issued as of
the date on which such books shall next be open, and the
person to whom such Shares are issued of record shall be
deemed to have become a record holder of such Shares as of
the date on which such books shall next be open (whether
before, on or after the Expiration Date) and until such date the Warrant Agent shall be under no duty to deliver any
certificate for such warrant Shares.
(c)	If less than all the Warrants evidenced by a Warrant
Certificate are exercised upon a single occasion, a new
Warrant Certificate for the balance of the Warrants not so
exercised shall be issued and delivered to, or in accordance with, transfer instructions properly given by the Warrant
Holder until the Expiration Date.
(d)	All Warrant Certificates surrendered upon exercise of the
Warrants shall be cancelled.
(e)	Upon the exercise, or conversion of any Warrant, the Warrant
Agent shall promptly deposit the payment into an escrow
account established by mutual agreement of the Company and
the Warrant Agent at a federally insured commercial bank.
All funds deposited in the escrow account will be disbursed
on a weekly basis to the Company once they have been
determined by the Warrant Agent to be collected funds.  Once the funds are determined to be collected, the Warrant Agent
shall cause the share certificate(s) representing the
exercised Warrants to be issued.
(f)	Expenses incurred by Computershare Trust Company, Inc.
acting in the capacity as Warrant Agent will be paid by the
Company.  These expenses, including delivery of exercised
share certificate to the shareholder, will be deducted from
the exercise fee submitted prior to the distribution of
funds to the Company.  A detailed accounting statement
relating to the number of shares exercised, names and
registered Warrant Holder(s) and the net amount of exercised funds remitted will be given to the Company with the payment of each exercise amount.
7.	Taxes.  The Company will pay all taxes attributable to the initial issuance of Shares upon exercise of Warrants.  The Company shall not, however, be required to pay any tax which may be payable in respect to any transfer involved in any issue of Warrant
Certificates or in the issue of any certificates of Shares in the name other than that of the Warrant Holder upon the exercise of any Warrant.
8.	Mutilated or Missing Warrant Certificates.  On receipt by the
Company and the Warrant Agent of evidence satisfactory as to the ownership of and the loss, theft, destruction or mutilation of any
Warrant Certificate, the Company shall execute and the Warrant
Agent shall countersign and deliver in lieu thereof, a new Warrant
Certificate representing an equal aggregate number of Warrants.
In the case of loss, theft or destruction of any Warrant
Certificate, the Registered Owner requesting issuance of a new
Warrant Certificate shall be required to secure an indemnity bond from an approved surety bonding company.  In the event a Warrant
Certificate is mutilated, such Certificate shall be surrendered and canceled by the Warrant Agent prior to delivery of a new
Warrant Certificate.  Applicants for a substitute Warrant
Certificate shall also comply with such other regulations and pay such other reasonable charges as the Warrant Agent may prescribe.
9.	Reservation of Shares.  For the purpose of enabling the Company to satisfy all obligations to issue Shares upon exercise of Warrants, the Company will at all times reserve and keep available free from preemptive rights, out of the aggregate of its authorized but unissued shares, the full number of Shares which may be issued upon the exercise of the Warrants will upon issue be fully paid and nonassessable by the Company and free from all taxes, liens charges and security interests with respect to the issue thereof.
10.	Governmental Restrictions.  If any Shares issuable upon the
exercise of Warrants require registration or approval of any governmental authority, the Company will endeavor to secure such registration or approval; provided that in no event shall such
Shares be issued, and the Company shall have the authority to suspend the exercise of all Warrants, until such registration or approval shall have been obtained; but all Warrants, the exercise of which is requested during any such suspension, shall be
exercisable at the Exercise Price.  If any such period of
suspension continues past the Expiration Date, all Warrants, the exercise of which have been requested on or prior to the
Expiration Date, shall be exercisable upon the removal of such suspension until the close of business on the business day
immediately following the expiration of such suspension.
11.	Adjustments.  If prior to the exercise of any Warrants, the
Company shall have effected one or more stock split-ups, stock dividends or other increases or reductions of the number of shares of its $0.001 par value common stock outstanding without receiving compensation therefore in money, services or property, the number of shares of common stock subject to the Warrant granted shall (i)
if a net increase shall have been effected in the number of
outstanding shares of the Company's common stock, be
proportionately increased, and the cash consideration payable per share shall be proportionately reduced, and, (ii) if a net
reduction shall have been effected in the number of outstanding shares of the Company's common stock, be proportionately reduced and the cash consideration payable per share be proportionately increased.
12.	Notice to Warrant Holders.  Upon any adjustment as described in
Section 11, the Company within 20 days thereafter shall (i) cause to be filed with the Warrant Agent a certificate signed by a
Company officer setting forth the details of such adjustment, the method of calculation and the facts upon which such calculation is based, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, (ii) cause written notice of such adjustments to be given to each Warrant Holder as of the record date applicable to such adjustment.  Also, if the
Company proposes to enter into any reorganization
reclassification, sale of substantially all of its assets,
consolidation, merger, dissolution, liquidation or winding up, the
Company shall give notice of such fact at least 20 days prior to such action to all Warrant Holders which notice shall set forth such facts as indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the
Exercise Price and the kind and amount of the shares or other securities and property deliverable upon exercise of the Warrants.
Without limiting the obligation of the Company hereunder to
provide notice to each Warrant Holder, failure of the Company to give notice shall not invalidate any corporate action taken by the
Company.
13.	No Fractional Warrants or Shares.  The Company shall not be
required to issue fractions of Warrants upon the reissue of
Warrants, any adjustments as described in Section 11 or otherwise;
but the Company in lieu of issuing any such fractional interest, shall round up or down to the nearest full Warrant.  If the total
Warrants surrendered by exercise would result in the issuance of a fractional share, the Company shall not be required to issue a fractional share but rather the aggregate number of shares
issuable will be rounded up or down to the nearest full share.
14.	Rights of Warrant Holders.  No Warrant Holder, as such, shall have any rights of a shareholder of the Company, either at law or equity, and the rights of the Warrant Holders, as such, are
limited to those rights expressly provided in this Agreement or in the Warrant Certificates.  The Company and the Warrant Agent may
treat the registered Warrant Holder in respect of any Warrant
Certificates as the absolute owner thereof for all purposes
notwithstanding any notice to the contrary.
15.	Warrant Agent.  The Company hereby appoints the Warrant Agent to act as the agent of the Company and the Warrant Agent hereby accepts such appointment upon the following terms and conditions by all of which the Company and every Warrant Holder, by
acceptance of his Warrants, shall be bound:
(a)	Statements contained in this Agreement and in the Warrant
Certificates shall be taken as statements of the Company.
The Warrant Agent assumes no responsibility for the
correctness of any of the same except such as describes the
Warrant Agent or for action taken or to be taken by the
Warrant Agent.
(b)	The Warrant Agent shall not be responsible for any failure
of the Company to comply with any of the Company's covenants contained in this Agreement or in the Warrant Certificates.
(c)	The Warrant Agent may consult at any time with counsel
satisfactory to it (who may be counsel for the Company) and
the Warrant Agent shall incur no liability or responsibility to the Company or to any Warrant Holder in respect of any
action taken, suffered or omitted by it hereunder in good
faith and in accordance with the opinion or the advice of
such counsel, provided the Warrant Agent shall have
exercised reasonable care in the selection and continued
employment of such counsel.
(d)	The Warrant Agent shall incur no liability or responsibility to the Company or to any Warrant Holder for any action taken in reliance upon any notice, resolution, waiver, consent,
order, certificate or other paper, document or instrument
believed by it to be genuine and to have been signed, sent
or presented by the proper party or parties.
(e)	The Company agrees to pay to the Warrant Agent reasonable
compensation for all services rendered by the Warrant Agent
in the execution of this Agreement, to reimburse the Warrant
Agent for all expenses, taxes and governmental charges and
all other charges of any kind or nature incurred by the
Warrant Agent in the execution of this Agreement and to
indemnify the Warrant Agent and save it harmless against any and all liabilities, including judgments, costs and counsel
fees, for this Agreement except as a result of the Warrant
Agent's negligence or bad faith.
(f)	The Warrant Agent shall be under no obligation to institute
any action, suit or legal proceeding or to take any other
action likely to involve expense unless the Company or one
or more Warrant Holders shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred in connection with such action, suit
or legal proceeding, but this provision shall not affect the power of the Warrant Agent to take such action as the
Warrant Agent may consider proper, whether with or without
any such security or indemnity.  All rights of action under
this Agreement or under any of the Warrants may be enforced
by the Warrant Agent without the possession of any of the
Warrant Certificates or the production thereof at any trial
or other proceeding relative thereto, and any such action,
suit or proceeding instituted by the Warrant Agent shall be
brought in its name as Warrant Agent, and any recovery of
judgment shall be for the ratable benefit of the Warrant
Holders as their respective rights or interest may appear.
(g)	The Warrant Agent and any shareholder, director, officer or
employee of the Warrant Agent may buy, sell or deal in any
of the Warrants or other securities of the Company or become pecuniary interested in any transaction in which the Company may be interested, or contract with or lend money to the
Company or otherwise act as fully and freely as though it
were not Warrant Agent under this Agreement.  Nothing herein shall preclude the Warrant Agent from acting in any other
capacity for the Company or for any other legal entity.
16.	Successor Warrant Agent.  Any corporation into which the Warrant
Agent may be merged or converted or with which it may be
consolidated, or any corporation resulting from any merger,
conversion or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the corporate trust
business of the Warrant Agent, shall be the successor to the
Warrant Agent hereunder without the execution or filing of any paper or any further act of a party or the parties hereto.  In any such event or if the name of the Warrant Agent is changed, the
Warrant Agent or such successor may adopt the countersignature of the original Warrant Agent and may countersign such Warrant
Certificates either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent.
17.	Change of Warrant Agent.  The Warrant Agent may resign or be discharged by the Company from its duties under this Agreement by the Warrant Agent or the Company, as the case may be, giving notice in writing to the other, and by giving a date when such resignation or discharge shall take effect, which notice shall be sent at least 60 days prior to the date so specified.  If the
Warrant Agent shall resign, be discharged or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent.  If the Company shall fail to make such appointment within a period of 60 days after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by any Warrant Holder or after discharging the Warrant Agent, then any Warrant Holder may apply to a Court of competent jurisdiction, for the appointment of a successor to the Warrant Agent.  Pending appointment of a
successor to the Warrant Agent, either by the Company or such
Court, the Company shall carry out the duties of the Warrant
Agent.   After appointment, the successor Warrant Agent shall be
vested with the same powers, rights, duties and responsibilities as if it had been originally named as Warrant Agent without
further act or deed and the former Warrant Agent shall deliver and transfer to the successor Warrant Agent any property at the time held by it thereunder, and execute and deliver any further
assurance, conveyance, act or deed necessary for effecting the delivery or transfer.  Failure to give any notice provided for in the section, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant or the appointment of the successor Warrant Agent, as the case may
be.
18.	Notices.  Any notice or demand authorized by this Agreement to be given or made by the Warrant Agent or by any Warrant Holder to or on the Company shall be sufficiently given or made if sent by mail, first class, certified or registered, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent), as follows:




Any notice or demand authorized by this Agreement to be given or made by any Warrant Holder or by the Company to or on the Warrant Agent shall be sufficiently given or made if sent by mail, first class, certified or registered, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company), as follows:
Computershare Trust Company, Inc.
350 Indiana Street, Suite 800
Golden, Colorado 80401

Any distribution, notice or demand required or authorized by this Agreement to be given or made by the Company or the Warrant Agent to or on the Warrant Holders shall be sufficiently given or made if sent by mail, first class, certified or registered, postage prepaid, addressed to the Warrant Holders at their last known addresses as they shall appear on the registration books for the
Warrant Certificates maintained by the Warrant Agent.
19.	Supplements and Amendments.  The Company and the Warrant Agent may
from time to time supplement or amend this Agreement without the approval of any Warrant Holders in order to cure any ambiguity or to correct or supplement any provisions herein, or to make any other provisions in regard to matters or questions arising
hereunder which the Company and the Warrant Agent may deem
necessary or desirable.
20.	Successors.  All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and
assigns hereunder.
21.	Termination.  This Agreement shall terminate at the close of business on the Expiration Date or such earlier date upon which all Warrants have been exercised; provided, however, that if exercise of the Warrants is suspended pursuant to Section 10 and such suspension continues past the Expiration Date, this Agreement shall terminate at the close of business on the business day immediately following the expiration of such suspension.  The provisions of Section 15 shall survive such termination.
22.	Governing Law.  This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Colorado and for all purposes shall be construed in accordance with the laws of said State.
23.	Benefits of this Agreement.  Nothing in this Agreement shall be construed to give any person or corporation other than the
Company, the Warrant Agent and the Warrant Holders any legal or equitable right, remedy or claim under this Agreement; but this
Agreement shall be for the sole and exclusive benefit of the
Company, the Warrant Agent and the Warrant Holders.
24.	Counterparts.  This Agreement may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.
Date:     March 15, 2005

Georgia International Mining
Corporation

a  Nevada corporation

By:
SEAL
Name:

ATTEST:
Title:




Secretary
Computershare Trust Company, Inc.
a Colorado corporation



By:
Vice President


SEAL
Computershare Trust Company, Inc.
a Colorado corporation
ATTEST:


By:


Secretary





1

7/2000